Exhibit 16

THE CROWLEY PORTFOLIO GROUP

The Crowley Income Portfolio
YIELD:            Yield = 2 [ (a-b) + 1)6
                              -----
                                cd

                  a =    $52,771
                  b =    $10,467
                  c =   $878,031
                  d =     $10.90

                  Yield = 5.36%


TOTAL RETURN:              P (1 + T)n = ERV

                  Inception to November 30, 1996

                  P =    $10,000
                  T =    7.03%
                  n =    7
                  ERV =  $16,089


                  One Year ended November 30, 1996

                  P =    $10,000
                  T =    4.16%
                  n =    1
                  ERV =  $10,416

                  Five Year ended November 30, 1996

                  P =    $10,000
                  T =    6.86%
                  n =    5
                  ERV =  $13,501


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The Crowley Growth and Income Portfolio
TOTAL RETURN:              P (1 + T)n = ERV

                  Inception to November 30, 1996

                                   P = $1,000
                  T =    6.67%
                  n =    7
                  ERV =  $15,718


                  One Year ended November 30, 1996

                                   P = $1,000
                  T =    5.55%
                  n =    1
                  ERV =  $10,555

                  Five Year ended November 30, 1996

                                   P = $1,000
                  T =    6.47%
                  n =    5
                  ERV =  $13,685


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The Crowley Diversified Management Portfolio

TOTAL RETURN:              P (1 + T)n = ERV

                  Inception to November 30, 1996

                                   P = $1,000
                  T =    10.45%
                  n =    2
                  ERV =  $12,195


                  One Year ended November 30, 1996

                                   P = $1,000
                  T =    13.87%
                  n =    1
                  ERV =  $11,387